EXHIBIT 99.2

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

Goldman Sachs                       GSAA-05 MTR

===============================================================================

-------------------------------------------
Stats
-------------------------------------------
Count: 882
Schedule Balance:  $439,993,317.90
AverageSched Bal: $498,858.64
GrossWAC: 5.967
NetWAC: 5.688
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 4.78
Periodic CAP: 1.77
MAXRATE: 11.92
MINRATE: 2.77
MTR: 47.00
MARGIN: 2.77
OLTV: 74.24
COLTV: 85.96
FICO: 724.393
-------------------------------------------



-------------------------------------------
Current Rate                     Percent
-------------------------------------------
4.001 - 4.500                       0.21
4.501 - 5.000                       4.65
5.001 - 5.500                      17.55
5.501 - 6.000                      36.10
6.001 - 6.500                      29.93
6.501 - 7.000                      10.04
7.001 - 7.500                       0.73
7.501 - 8.000                       0.37
8.001 - 8.500                       0.41
-------------------------------------------
Total:                            100.00
-------------------------------------------


-------------------------------------------
Scheduled Balance                Percent
-------------------------------------------
0.01 - 50,000.00                    0.02
50,000.01 - 100,000.00              0.18
100,000.01 - 150,000.00             0.89
150,000.01 - 200,000.00             1.80
200,000.01 - 250,000.00             3.96
250,000.01 - 275,000.00             1.94
275,000.01 - 350,000.00             7.47
350,000.01 - 400,000.00             7.45
400,000.01 - 450,000.00             7.99
450,000.01 - 500,000.00             7.61
500,000.01 - 550,000.00             6.35
550,000.01 - 600,000.00             7.09
600,000.01 - 750,000.00            15.63
750,000.01 - 850,000.00             5.44
850,000.01 - 950,000.00             3.53
950,000.01 - 1,000,000.00           9.44
1,000,000.01 - 1,250,000.00         4.21
1,250,000.01 - 1,500,000.00         6.40
1,500,000.01 >=                     2.59
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Original Term                    Percent
-------------------------------------------
336                                 0.04
360                                99.96
-------------------------------------------
Total:                            100.00
-------------------------------------------


-------------------------------------------
RemTerm                          Percent
-------------------------------------------
334.000                             0.04
353.000                             0.19
354.000                             0.41
355.000                             0.05
356.000                             1.57
357.000                             4.85
358.000                            29.69
359.000                            35.45
360.000                            27.74
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Am WAM                           Percent
-------------------------------------------
0.000 - 59.999                     96.19
300.000 - 359.999                   3.43
360.000 >=                          0.38
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Age                              Percent
-------------------------------------------
0                                  27.74
1                                  35.45
2                                  29.73
3                                   4.85
4                                   1.57
5                                   0.05
6                                   0.41
7                                   0.19
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
States                           Percent
-------------------------------------------
CA                                 84.02
AZ                                  2.88
FL                                  3.73
NV                                  1.94
NJ                                  0.90
WA                                  0.28
NY                                  0.93
CO                                  0.45
NC                                  0.89
SC                                  0.55
Other                               3.42
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Original LTV                     Percent
-------------------------------------------
0.001 - 50.000                      1.89
50.001 - 60.000                     4.43
60.001 - 70.000                    20.47
70.001 - 75.000                    14.25
75.001 - 80.000                    58.90
85.001 - 90.000                     0.03
90.001 - 95.000                     0.03
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Combined LTV                       Percent
-------------------------------------------
0.001 - 50.000                      1.66
50.001 - 60.000                     3.33
60.001 - 70.000                    12.05
70.001 - 75.000                     9.09
75.001 - 80.000                    14.56
80.001 - 85.000                     1.11
85.001 - 90.000                    15.48
90.001 - 95.000                     7.56
95.001 - 100.000                   35.17
-------------------------------------------
Total:                             100.00
-------------------------------------------



-------------------------------------------
FICO                               Percent
-------------------------------------------
620.000 - 639.999                   0.31
640.000 - 659.999                   1.06
660.000 - 679.999                  10.65
680.000 - 699.999                  20.52
700.000 - 719.999                  18.16
720.000 - 739.999                  13.91
740.000 - 759.999                  12.33
760.000 - 779.999                  12.61
780.000 - 799.999                   7.55
800.000 - 819.999                   2.91
-------------------------------------------
Total:                             100.00
-------------------------------------------



-------------------------------------------
PMI                                Percent
-------------------------------------------
OLTV <= 80 - NO MI                 99.94
PMI MORTGAGE INSURANCE CO           0.03
REPUBLIC MORTGAGE INSUANCE CO       0.03
-------------------------------------------
Total:                             100.00
-------------------------------------------



-------------------------------------------
Occupancy Code                     Percent
-------------------------------------------
NON OWNER                          14.29
OWNER OCCUPIED                     82.85
SECOND HOME                         2.86
-------------------------------------------
Total:                             100.00
-------------------------------------------



-------------------------------------------
Property Type                      Percent
-------------------------------------------
2-4 FAMILY                          8.94
CONDO                              11.15
CO-OP                               0.03
PUD                                14.16
SINGLE FAMILY                      65.71
-------------------------------------------
Total:                             100.00
-------------------------------------------



-------------------------------------------
Purpose                            Percent
-------------------------------------------
CASHOUT REFI                       26.09
PURCHASE                           68.02
RATE/TERM REFI                      5.89
-------------------------------------------
Total:                             100.00
-------------------------------------------



-------------------------------------------
Documentation Type                Percent
-------------------------------------------
FULL/ALT                            8.42
NO DOC/NINA/NO RATIO               12.64
STATE INCOME/STATED ASSET           2.04
STATED INCOME/VERIFIED ASSET       76.90
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Interest Only                     Percent
-------------------------------------------
N                                   3.81
Y                                  96.19
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Interest Only Term                Percent
-------------------------------------------
0.000                               3.81
36.000                              0.15
60.000                              4.25
84.000                              0.22
120.000                            91.57
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Silent                            Percent
-------------------------------------------
N                                  32.89
Y                                  67.11
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Prepay Flag                       Percent
-------------------------------------------
N                                  11.74
Y                                  88.26
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Prepay Term                       Percent
-------------------------------------------
0.000                              11.74
4.000                               0.10
6.000                              55.79
36.000                             23.77
60.000                              8.60
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
DTI                               Percent
-------------------------------------------
<= 0.000                           12.69
0.001 - 10.000                      0.36
10.001 - 20.000                     4.12
20.001 - 30.000                    20.47
30.001 - 40.000                    50.11
40.001 - 50.000                    12.22
50.001 - 60.000                     0.03
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Conforming                        Percent
-------------------------------------------
CONFORMING                         21.69
NON CONFORMING                     78.31
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Arm Index                        Percent
-------------------------------------------
1 MONTH LIBOR                      1.43
1 YEAR  LIBOR                      5.04
6 MONTH LIBOR                     93.54
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Margins                          Percent
-------------------------------------------
1.501 - 2.000                       0.17
2.001 - 2.500                      40.29
2.501 - 3.000                      18.77
3.001 - 3.500                      40.06
4.501 - 5.000                       0.72
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
First Adjustment Cap             Percent
-------------------------------------------
1.000                              22.86
2.000                               0.87
5.000                               5.14
6.000                              70.97
12.000                              0.17
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Periodic Cap                     Percent
-------------------------------------------
1.000                              23.12
1.625                               0.17
2.000                              76.71
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Max Rate                         Percent
-------------------------------------------
10.001 - 10.500                     2.74
10.501 - 11.000                     7.35
11.001 - 11.500                    14.94
11.501 - 12.000                    33.20
12.001 - 12.500                    29.88
12.501 - 13.000                    10.38
13.001 - 13.500                     0.73
13.501 - 14.000                     0.37
14.001 - 14.500                     0.41
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Floor Rate                       Percent
-------------------------------------------
1.501 - 2.000                       0.17
2.001 - 2.500                      40.29
2.501 - 3.000                      18.77
3.001 - 3.500                      40.06
4.501 - 5.000                       0.72
-------------------------------------------
Total:                            100.00
-------------------------------------------





-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================
                       Sep 29, 2005 22:36                           Page 1 of 2

Goldman Sachs                       GSAA-05 MTR

===============================================================================


-------------------------------------------
Months To Roll                   Percent
-------------------------------------------
1.                                  1.43
3.                                  0.27
4.                                  4.56
5.                                  9.38
6.                                  7.77
29.                                 0.19
30.                                 0.41
31.                                 0.05
32.                                 0.66
33.                                 0.76
34.                                 2.51
35.                                 1.92
36.                                 1.69
56.                                 0.92
57.                                 3.31
58.                                21.50
59.                                21.37
60.                                15.76
81.                                 0.09
82.                                 0.28
83.                                 0.46
84.                                 0.49
117.                                0.42
118.                                0.41
119.                                1.73
120.                                1.68
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Number of Units                  Percent
-------------------------------------------
1                                  91.06
2                                   4.39
3                                   2.22
4                                   2.33
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Product Type                     Percent
-------------------------------------------
1 MONTH ARM                         1.43
10 YEAR ARM                         4.25
3 YEAR ARM                          8.13
5 YEAR ARM                         62.77
6 MONTH ARM                        21.90
7 YEAR ARM                          1.52
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Self Employment Flag             Percent
-------------------------------------------
N                                  63.56
Y                                  36.44
-------------------------------------------
Total:                            100.00
-------------------------------------------



-------------------------------------------
Originator                       Percent
-------------------------------------------
METROCITIES                       100.00
-------------------------------------------
Total:                            100.00
-------------------------------------------




-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================
                       Sep 29, 2005 22:36                           Page 2 of 2